AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION is entered into as of the day of October 29, 2003 by and between the following:

ADVANCED HEALTHCARE TECHNOLOGIES, INC. (the "Company"), a Nevada corporation, whose address is 10838 Old Mill Road, Omaha, Nebraska 68154; and

NUTRATEK, LTD. ("NutraTek"), a Utah LLC, whose address is 859 West South Jordan Parkway #104, South Jordan, Utah 84095.

Recitals.

A. The Company and NutraTek desire to effect a Type B reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, on the terms and conditions set forth below, whereby the Company will acquire all of the issued and outstanding shares of NutraTek common stock by issuing solely in exchange therefore to NutraTek's members, shares of the Company's Common Capital Stock (the "Company Stock").

NOW THEREFORE in consideration of the foregoing recitals, the mutual representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

I.   BASIC TRANSACTION.

1.1 Plan of Reorganization. Subject to the terms and conditions of this Agreement and pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, the parties to this Agreement shall effect a Type B reorganization (the "Reorganization") whereby all of the outstanding ownership of NutraTek will be exchanged for 101,000,000 (post rercapitalization) shares of the Company's Common Stock. In addition there will be 39,000,000 shares issued to those parties designated as affiliates of NutraTek pursuant to Disclosure schedule 1.1 attached hereto. All such affiliates have agreed and do hereby agree to assign all of their voting rights to Johnny Sanchez, President of NutraTek. The Reorganization shall take place on the Closing Date (hereinafter defined in Section 1.2 of this Agreement) and shall be accomplished in accordance with Article V below.

1.2 Closing. The closing of the Reorganization and exchange contemplated and provided for in this Agreement (the "Closing") shall take at a time and place to be mutually agreed upon by the parties on the third business day following the satisfaction or waiver or all conditions to the obligations of the parties to consummate the subject reorganization and exchange (other than the conditions with respect to actions the respective parties will take at the Closing itself) or such other date as the parties may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall occur no later than November 30, 2003, absent regulatory delays.

1.3   Terms of Exchange.  On the Closing Date:

The Company shall ratably issue and cause to be delivered to the NutraTek's members certificates representing 101,000,000 together with the 39,000,000 affiliate shares or its equivalent post re-capitalization shares of the Company's Common Capital Stock, in consideration for the transfer to the Company by the NutraTek owners of all the ownership interests of NutraTek issued and outstanding as of the Closing Date. No other form of ownership of any preference or type of NutraTek are outstanding on the date of this Agreement or shall be outstanding on the Closing Date; and

The NutraTek members shall, in consideration for their receipt of the shares of the Company's Common Capital Stock, transfer and deliver to the Company certificates representing all of the issued and outstanding membership shares of NutraTek owned by them. The Company shall receive good and marketable title to all of NutraTek issued and outstanding common stock free and clear of all liens, mortgages, pledges, claims or other rights or encumbrances whatever, whether disclosed or undisclosed.

1.4 Restrictions on Transfer. The Company's Common Capital Stock, when issued and delivered hereunder, shall not be registered under the Securities Act of 1933, as amended, nor shall the NutraTek Members be granted any registration rights as to such shares. Each certificate representing shares of the Company's Common Capital Stock will bear a customary restrictive legend which states in effect that such shares have not been registered under the Securities Act of 1933 and consequently may not be transferred, assigned, sold or hypothecated unless registered under the Securities Act of 1933 or, in the opinion of Company's counsel, an exemption from the registration requirements of the Securities Act of 1933 is available for such transaction.

II.   REPRESENTATIONS AND WARRANTIES.

2.1 Representations and Warranties of NutraTek. NutraTek hereby represents and warrants to the Company that the statements contained in this Section 2.1 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2.1), except as set forth in the disclosure schedule accompanying this Agreement (the "NutraTek Disclosure Statement. The NutraTek Disclosure Statement will be arranged in paragraphs corresponding to the lettered subsections contained in this Section 2.1.

   (a) Due Organization. NutraTek is a Limited Liability Company duly organized, validly existing, and in good standing under the laws of the State of Utah and is qualified to do business and is in good standing in all jurisdictions in which such qualification is necessary. NutraTek has all requisite legal power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under this Agreement to which it is a party.


   (b) Due Authority. The execution, delivery and performance under this Agreement and the documents provided for herein by NutraTek have been authorized by all necessary legal action; provided, however, that NutraTek cannot consummate the Reorganization unless or until it receives the requisite approval from its members.

   (c) Capitalization. NutraTek's authorized capitalization presently consists of _______ shares of capital stock, no par value, of which, as of the date hereof, _______ shares are issued and outstanding and ______ shares have been reserved for issuance based upon certain specified contingencies. All issued and outstanding shares have been duly authorized, validly issued and fully paid and non-assessable, and subject to no preemptive rights of any shareholder.

   (d) Outstanding Options, Warrants or Other Rights. NutraTek has no outstanding warrants, options or similar rights whereby any person may subscribe for or purchase shares of its ownership, nor are there any other securities outstanding which are convertible into or exchangeable for its ownership, and there are no contracts or commitments pursuant to which any person may acquire or NutraTek may become bound to issue any ownership.

   (e)   Copies of Documents Genuine.   All copies of NutraTek articles
of incorporation and bylaws (each as amended to date) and all minutes of meetings or written consents in lieu of meetings of shareholders, directors and committees of directors of NutraTek which have been or will be furnished to the Company are true, complete, correct and unmodified copies of such documents.

   (f) Officers and Directors. The officers and directors of NutraTek consists of the following:
      Name                              Office
Johnny Sanchez                    Director, President

Virginia Sanchez                       Director,

   (g) Noncontravention. The execution of this Agreement by NutraTek and the consummation of the transactions contemplated hereby will not result in the breach of any term or provision of, or constitute a default under, any provision or restrictions of any indenture, agreement, or other instrument or any judgment, order, or decree to which NutraTek is a party or by which it is bound, or will it conflict with any provisions or the Articles of Organization and Operating Agreement.

   (h) Litigation. There are no suits, actions or proceedings at law or in equity, pending or threatened against or affecting NutraTek that can be expected to result in any materially adverse change in the business, properties, operations, prospects, or assets or in its condition, financial or otherwise.

   (i) Laws and Regulations. NutraTek has complied with all laws, rules, regulations and ordinances relating to or affecting the conduct of NutraTek's business and NutraTek possesses and holds all licenses and permits required in its business by federal, state or local authorities.

   (j) Full Disclosure. Neither this Agreement nor any other instrument furnished to the Company by or on behalf of NutraTek contains any untrue statement of a material fact or omits to state a material fact necessary to make any statements made not misleading, and there is no fact that materially and adversely affects, or foreseeably may materially and adversely affect, NutraTek's financial condition, liabilities, business, or assets that have not been disclosed herein or in any other instrument.

   (k) Representations and Warranties True at Closing. Except as expressly herein otherwise provided, all of the representations and warranties of NutraTek set forth herein shall be true as of the Closing Date as though such representations and warranties were made on and as of such date.

2.2 Representations and Warranties of the Company. The Company represents and warrants to NutraTek and its shareholders that the statements contained in this Section 2.2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2.2), except as set forth in the disclosure schedule accompanying this Agreement (the "Company Disclosure Statement"). The Company Disclosure Statement will be arranged in paragraphs corresponding to the lettered subsections contained in this Section 2.2 and are included in all of its regulatory filings.

   (a) Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is qualified to do business and is in good standing in all jurisdictions in which such qualification is necessary. The Company has all requisite corporate power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under this Agreement to which it is a party.

   (b) Due Authority. The execution, delivery and performance under this Agreement and the documents provided for herein by Company have been authorized by all necessary corporate action.

   (c) Capitalization. The Company's authorized capitalization presently consists of 100,000,000 authorized shares of .001 par value common stock. Prior to the date of closing the Company will amend its articles of incorporation to authorize not less than 250,000,000 shares of .001 par value common capital stock. The Company also has 5,000,000 ..01 par value Preferred Shares authorized without designation, none of which are issued or outstanding. All issued and outstanding shares have been duly authorized, validly issued and fully paid and nonassessable and all shares of Company's Common Capital Stock to be issued and delivered on the Closing Date to the NutraTek Members and affiliates pursuant to the Agreement will be, when so delivered, duly authorized and validly issued and outstanding, fully paid and non-assessable, free and clear of any lien, charge, claim or encumbrance whatsoever and subject to no preemptive rights of any Shareholder.

   (d) Outstanding Options, Warrants or Other Rights. Except as set forth in the Company Disclosure Statement [2.2(d)], the Company has no outstanding warrants, options or similar rights whereby any person may subscribe for or purchase shares of its common stock, nor are there any other securities outstanding which are convertible into or exchangeable for its common stock, and there are no contracts or commitments pursuant to which any person may acquire or NutraTek may become bound to issue
any shares of such common stock.   Included in Disclosure 2.2(d) are
those shares to be issued to certain investor relations and public relations firms and or individuals totaling 50,000,000. Johnny Sanchez shall receive a voting proxy on all IR and PR shares issued pursuant to this agreement.



   (e) Financial Statements. The Company has provided NutraTek with its most recent financial statements dated June 30, 2003 and will provide its September 30, 2003 un-audited financials statements when they are completed by the Company and reviewed by its auditor. These financial statements have been prepared in accordance with generally accepted accounting principles, are correct, complete, and fairly represent the financial position and results of operations of the Company as of said date and for the periods indicated.

   (f) Adverse Changes. Since the date of the financial statements described in Section 2.2(e) above, there have not been, and prior to the Closing Date, there will not be, any material changes in the financial position of the Company and its subsidiaries (if any) except changes arising in the ordinary course of business and except changes that are otherwise disclosed in writing to NutraTek.

   (g) Undisclosed Liabilities. The Company does not have any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) except for liabilities set forth on the face of the Balance Sheet delivered to NutraTek in accordance with the provisions of Section 2.2(e) above, and liabilities which have arisen after the date of the financial statements provided in accordance with the provisions of Section 2.2(e) above in the ordinary course of the Company's business.

   (h)   Copies of Documents Genuine.   All copies of the Company's
articles of incorporation and bylaws (each as amended to date) and all minutes of meetings or written consents in lieu of meetings of shareholders, directors and committees of directors of the Company which have been or will be furnished to NutraTek are true, complete, correct and unmodified copies of such documents.

   (i) Noncontravention. The execution of this Agreement by the Company and the consummation of the transactions contemplated hereby will not result in the breach of any term or provision of, or constitute a default under, any provision or restrictions of any indenture, agreement, or other instrument or any judgment, order, or decree to which the Company is a party or by which it is bound, or will it conflict with any provisions or the Articles of Incorporation or Bylaws of the Company.

   (j) SEC Filings. The Company is a fully reporting company under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively the "Public Reports") currently trading on the OTC-BB and is current in all of its filing requirements with the Securities Exchange Commission. The Company will timely file and deliver a copy of its 10Q report filed with the Securities Exchange Commission to NutraTek and its counsel.

   (k) Litigation. There are no suits, actions or proceedings at law or in equity, pending or threatened against or affecting the Company that can be expected to result in any materially adverse change in the business, properties, operations, prospects, or assets or in its condition, financial or otherwise except as disclosed on Disclosure 2.2(k) hereto.



   (l) Laws and Regulations. The Company has complied with all laws, rules, regulations and ordinances relating to or affecting the conduct of the Company's business and the Company possesses and holds all licenses and permits required in its business by federal, state or local authorities.

   (m) Full Disclosure. Neither this Agreement nor any other instrument furnished to NutraTek by or on behalf of the Company contains any untrue statement of a material fact or omits to state a material fact necessary to make any statements made not misleading, and there is no fact that materially and adversely affects, or foreseeably may materially and adversely affect, the Company's financial condition, liabilities, business, or assets that have not been disclosed herein or in any other instrument

   (n) Representations and Warranties True at Closing. Except as expressly herein otherwise provided, all of the representations and warranties of the Company set forth herein shall be true as of the Closing Date as though such representations and warranties were made on and as of such date.


III.   COVENANTS.

From the date of this Agreement until the Closing Date, the Company and NutraTek agree as follows:

3.1 General. Each of the parties hereto will use its best efforts to take all actions and to do all things necessary in order to consummate and make effective the transaction contemplated by this Agreement (including satisfaction of the closing conditions set forth in Article IV below).

3.2 Notices and Consents. Each of the parties hereto will give any notices to third parties, and will use its best efforts to obtain any third party consents, that the other party reasonably may request in connection with any matter referred to in Sections 2.1 or 2.2 above.

Regulatory Matters and Approvals. Each of the parties hereto will give notice to, make any legally required filings with, and use its best efforts to obtain any authorizations, consents and approvals of governments and governmental agencies in connection with the matters referred to in Sections 2.1 and 2.2 above. Without limiting the generality of the foregoing:

   (a) Securities Law Compliance. The Company will take all actions as may be necessary, proper and advisable, under Federal and state securities laws in connection with the offering and issuance of the Common Capital Stock to the NutraTek Members and affiliates in connection with the Reorganization provided for under this Agreement.

   (b) Nevada Corporation Law. The Company will obtain, as soon as reasonably practicable, any required consents or approvals providing for the acquisition of NutraTek, all in accordance with the provisions of the Nevada Corporation Law.

   (c) Utah Corporation Law. NutraTek will take any legal action required of it to adopt and approve this Agreement and the approval of the Reorganization with the resultant sale and transfer to the Company of all of the ownership interests of NutraTek common stock.

   (d) Review of History. NutraTek and its counsel have reviewed all prior Securities and Exchange filings of the Company and have satisfied themselves as to the information contained therein.

3.4 Operations of Business. NutraTek will not engage in any practice, take any action, or enter into any transaction outside the ordinary course of business. Without limiting the generality of the foregoing, NutraTek will not:

   (a)   authorize or effect any change in its charter or bylaws;

   (b) grant any options, warrants or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding);

   (c) declare, set aside, or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase or otherwise acquire any of its capital stock;

   (d) Issue any note, bond or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligations outside the ordinary course of business;

   (e) Grant any security interest on, or otherwise pledge, any of its assets outside the ordinary course of business except as it pertains to the indebtedness excepted in subsection (d) above;

   (f) Make any capital investment in, make any loan to, or acquire the securities or assets of any other person or entity outside the ordinary course of business; and

   (g) Make any change in management terms for any of its directors, officers and employees outside the ordinary course of business.

3.5 Access. The Company and NutraTek each agree that they will permit the other's directors, officers, accountants, attorneys and other representatives full access, during reasonable business hours throughout the term or applicability of this Agreement, to all premises, properties, personnel, books, records, contracts and documents of or pertaining to the other's business affairs, operations, properties and financial affairs as the other party may reasonably request. All information provided shall be furnished strictly subject to the confidentiality provision of this Agreement.

3.6 Confidentiality. All information and documents furnished by a party pursuant to Section 3.5 of this Agreement shall be deemed and treated as proprietary in nature. Each party (and the NutraTek Members) agree that it shall hold all information received from another party pursuant to or in connection with this Agreement in the highest and strictest confidence and shall not reveal any such information to any individual who is not one of its directors, officers, key employee, attorney or accountant, and that it will not use any such information obtained for any purpose whatsoever other than assisting in its due diligence inquiry precedent to the Closing and, if this Agreement is terminated for any reason whatsoever, agrees to return to the other party any all tangible embodiments (and all copies) thereof which are in its possession. This covenant shall survive the consummation or termination of this Agreement.

3.7 Publicity and Filings. All press releases, shareholder communications, filings with the Securities and Exchange Commission or other governmental agency or body and other information and publicity generated by the Company or NutraTek regarding the Reorganization and exchange contemplated in this Agreement shall be reviewed and approved by the other party and its counsel before release or dissemination to the public or filing with any governmental agency or body whatever.

3.8 Notice of Developments. Each party hereto will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in Sections
2.1 and 2.2 above. No disclosure by any party hereto pursuant to this
Section 3.8, however, shall be deemed to amend or supplement the disclosure statement provided under the terms of this Agreement or to prevent or cure any breach of warranty, breach of covenant or misrepresentation.

3.9 Stand-Still Agreement. Neither the Company nor NutraTek will (and each NutraTek Member agrees that it will not on behalf of NutraTek) solicit, initiate, or encourage the submission of any proposal or offer from any person or entity relating to any other transaction pending the closing of the transaction contemplated herein (including any acquisition structured as a merger, consolidation, or share exchange).

3.10 Covenants of NutraTek_Shareholders. Each of the NutraTek Members and each affiliate covenants and agrees with, and represents to, the Company as follows:

   (a) No Registration of Company Stock. Each of the NutraTek Members and each affiliate understands that none of the Common Shares to be received from the Company at Closing have not been registered under the Securities Act of 1933 or any applicable securities laws of any state. Each of the Shareholders hereby represents and warrants that the Shares are being acquired by him solely for investment and not with a view to distribution or immediate resale thereof.

   (b) Stock Legend. Each NutraTek Shareholder and each affilate further agree and understand that each certificate representing such shares of the Shares issued under the Reorganization and exchange provided for under this Agreement will bear the customary restrictive legend conspicuously noted on said certificate.

3.11 Election of Officers. The Company agrees that Johnny Sanchez, the current President of NutraTek, shall be elected the President of the Company and remain President of NutraTek after the consummation of the Reorganization and exchange provided for under the terms of this Agreement and shall be further authorized, to select the officers and directors of NutraTek; provided however that Randall Sulhoff, the current President and Director of Advanced Healthcare shall remain a director of the Company for a period of not less than six months at his discretion or should he decline, then Dan Motsinger shall remain as a director. All other existing Officer and Directors shall resign at or prior to the closing. The Company covenants and agrees to approve of the selections made by John Sanchez and further that John Sanchez and Roy Curtin shall be appointed, effective as of the Closing Date, members of the Company's Board of Directors and shall elect the remainder of the directors except as specified herein. This covenant shall survive the consummation of this Agreement.

3.12 Employment Agreement. The Company agrees that the employment agreements between NutraTek, Roy Curtin and Johnny Sanchez, copies of which are attached hereto as Disclosure Ex. 3.12 shall continue in effect according to the terms thereof. This covenant shall survive the consummation of this Agreement.

IV.   CONDITIONS TO THE EXCHANGE.

4.1 Conditions Precedent to Exchange by Company. The obligation of the Company to consummate the Reorganization contemplated by this Agreement are subject to satisfaction, or written waiver by the Company, of the following conditions at or before the Closing Date:

   (a) Representations and Warranties True. The representations and warranties by NutraTek and the NutraTek Members in the Agreement shall have been correct on and as of the Closing Date with the same force and effect (except as expressly provided in the Agreement or otherwise approved in writing by the Company) as though such representations and warranties had been made on and as of the Closing Date.

   (b) No Adverse Change. NutraTek shall not have suffered any adverse change in its financial condition or business and no properties or assets of NutraTek shall have suffered any destruction, damage or loss, whether or not covered by insurance.

   (c) Performance. NutraTek and the NutraTek Members shall have performed all of the terms, covenants, agreements and conditions of the Agreement on their respective parts to be performed.

   (d) Shareholder Approval. The NutraTek Members shall have approved the terms and conditions of the Reorganization resulting in the issuance of the Common Shares as provided for herein and no NutraTek shareholder shall dissent with respect to the Reorganization provided for in this Agreement.

   (e) Legal Opinion. The Company shall have received the favorable written opinion of counsel for NutraTek as to those matters set forth in Exhibit attached hereto and any other matter which the Company may reasonably requested in connection with the Reorganization provided for in this Agreement. In rendering the required opinion, counsel may, as to any factual matter, rely upon a certificate of any public official and any officer of NutraTek who is cognizant of such fact.

   (f) No Restraint. No injunction or restraining order shall be in effect to forbid or enjoin the consummation of this Agreement.

   (g) Approval of Documents. All legal matters in connection with the consummation of the Reorganization contemplated by this Agreement and all documents and instruments delivered in connection therewith shall be reasonably satisfactory in form and in substance to counsel for the Company and such counsel shall have received authenticated copies of those copies of the corporate documents and certificates as counsel for the Company may reasonably request in connection with this transaction.

   (h) Consent to Oxygen Technologies Spin-Off. NutraTek and its Members hereby acknowledge and agree that the technologies owned by the Company and all rights to the intellectual property assigned to it relating to oxygen wound healing and oxygen therapy shall remain in the Company and shall controlled by Randall Sulhoff in a newly formed
subsidiary to be created prior to the closing.   At the sole option of
said Randall Sulhoff, upon written notice to Advanced Healthcare, the subsidiary company created herein may be spun off and sold to the shareholders of record existing at the time of the closing of the acquisition of Nutra Tek.on a pro-rata basis. This written election must be made by Randall Sulhoff within 180 days of the closing of this
Agreement or shall be void.   The consideration for the spin-off shall
be included as part of the consideration for this agreement and the closing of this transaction shall constitute conclusive approval by the Nutra Tek shareholders of fair value for the spin-off. No liabilities shall be created in the newly created subsidiary without the prior written consent of Johnny Sanchez and the subsidiary shall have no authority to bind or obligate Advanced Healthcare Technologies, Inc. to any obligation of any nature or description.

4.2 Conditions to NutraTek Obligations. The obligations of NutraTek and the NutraTek Members to consummate the Reorganization contemplated by this Agreement are subject to satisfaction or written waiver by NutraTek and the NutraTek Members of the following conditions at or before the Closing Date:

   (a) Representations and Warranties True. The representations and warranties by the Company in the Agreement shall have been correct on and as of the Closing Date with the same force and effect (except as expressly provided in the Agreement or otherwise approved in writing by the Shareholders) as though such representations and warranties had been made on and as of the Closing Date.

   (b) No Adverse Change. The Company shall not have suffered any adverse change in its financial condition or business and no properties or assets of the Company shall have suffered any destruction, damage or loss, whether or not covered by insurance.

   (c) Performance. The Company shall have performed all of the terms, covenants, agreements and conditions of the Agreement on its part to be performed.

   (d) Legal Opinion. NutraTek shall have received the favorable written opinion of counsel for the Company as to those matters set forth
in Exhibit    attached hereto and any other matter which NutraTek may
reasonably request in connection with the Reorganization provided for in this Agreement. In rendering the required opinion, counsel may, as to any factual matter, rely upon a certificate of any public official and any officer of the Company who is cognizant of such fact.

   (e) No Restraint. No injunction or restraining order shall be in effect to forbid or enjoin the consummation of this Agreement.

   (f) Approval of Documents. All legal matters in connection with the consummation of the Reorganization contemplated by this Agreement and all documents and instruments delivered in connection therewith shall be reasonably satisfactory in form and in substance to counsel for NutraTek and such counsel shall have received authenticated copies of those copies of the corporate documents and certificates as counsel for NutraTek may reasonably request in connection with this transaction.

V.   ACTIONS AT CLOSING.

5.1 Exchange. Each Member share of NutraTek that shall be outstanding on the Closing Date and held by a NutraTek shareholder shall be converted into 1,010,000 fully paid and nonassessable shares of the Company's Common Capital Stock; provided, however, that the number of shares of the Company's Common Capital Stock into which shares of NutraTek are converted shall be rounded off to the nearest whole number of shares, and no fractional shares shall be issued. The number of shares of the Company's Common Capital Stock that each NutraTek shareholder shall receive in exchange for his or her shares of NutraTek common stock are set forth in Exhibit B attached hereto.

5.2   Shareholders' Actions at Closing.  On the Closing Date, the
Shareholders, contemporaneously with the performance by Company of its obligations to be performed at the Closing, shall deliver to the Company the following:

   (a) NutraTek Membership Interests. Stock certificates representing all of the outstanding shares of NutraTek common stock endorsed for transfer, with all necessary stock assignments and other pertinent documents.

   (b) Certified Corporate Resolutions. Certified copy of the resolutions duly adopted by the Managers and Members of NutraTek authorizing and approving the execution and delivery of this Agreement and the performance of its obligations hereunder.

   (c) Opinion. The opinion of counsel as described in Section 4.2(f) of this Agreement; and

   (d) Other Documents. Such further certificates and documents as shall be reasonably requested by counsel for the Company to insure compliance by NutraTek and NutraTek Members of all obligations imposed upon them hereunder.

5.3 Company's Actions at Closing. On the Closing Date, the Company, contemporaneously with the performance by NutraTek and the NutraTek Members of their obligations to be performed at the Closing, shall deliver to the NutraTek Members the following:
   (a) Company Common Capital Stock Certificates. Stock certificates representing an aggregate of 101,000,000 plus 39,000,000 common shares to affiliates of Company's Common Capital Stock to which each NutraTek Member or Affiliate and each designated affiliate shall be entitled to receive pursuant to this Agreement, as set forth in Exhibit A and Disclosure 1.1 attached hereto, with each certificate bearing the restrictive legend described in Section 1.4 above.

   (b) Certified Corporate Resolutions. Certified copy of the resolutions duly adopted by the Board of Directors of the Company authorizing and approving the execution and delivery of this Agreement by the Company and the performance of its obligations hereunder.

   (c) Opinion. The opinion of counsel as described in Section 4.1(f) of this Agreement; and

   (d) Other Documents. Such further certificates and documents as shall be reasonably requested by counsel to NutraTek and NutraTek
Members to insure compliance by the Company with all obligations imposed upon it hereunder.

   (e) Registration Agreement. Within 60 days of the closing the Company shall file a registration statement in such manner as determined by it and its counsel to register certain of the affiliate shares and certain consulting shares issued pursuant to this agreement. The registration shall be paid for by the shareholders registering their shares pursuant to this paragraph. If the registration statement is not declared effective within 120 days of the closing, the consulting shareholders shall have 6.4 million of their eligible shares registered pursuant to an S-8 registration. The consultants, their total shares being issued and the shares to be registered are listed on Disclosure
5.3 hereto.

   5.4 Stock Rights. On the Closing Date, the NutraTek Members who have exchanged their shares of NutraTek shares interests for shares of the Company's Common Capital Stock shall thereupon cease to have any rights with respect to their NutraTek share interests and their sole right thereafter shall be with respect to the shares of the Company's Common Capital Stock received hereunder.

VI.   TERMINATION.

6.1 Termination of Agreement. This Agreement may be terminated as provided below:
   (a) The parties hereto may terminate this Agreement by mutual consent at any time prior to the Closing Date;

   (b) The Company may terminate this Agreement by giving written notice to the Shareholders at any time prior to the Closing Date (1) in the event NutraTek and/or the Members have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Company has notified NutraTek and/or the Members of this breach, and the breach has continued without cure for a period of 10 days after the notice of breach, or (2) if the Closing shall not have occurred on or before November 20, 2003 by reason of the failure of any condition precedent under Section 4.1 hereof (unless the failure results primarily from the Company breaching any representation, warranty, or covenant contained in this Agreement or unless delayed by regulatory approval beyond the control of the Parties); and

   (c) NutraTek and the NutraTek Members may terminate this Agreement by giving written notice to the Company at any time prior to the Closing Date (1) in the event the Company has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, NutraTek and the NutraTek Members have notified the Company of this breach, and the breach has continued without cure for a period of 10 days after the notice of breach, or (2) if the Closing shall not have occurred on or before November 20, 2003 by reason of the failure of any condition precedent under Section 4.2 hereof (unless the failure results primarily from the Members and/or NutraTek breaching any representation, warranty, or covenant contained in this Agreement).

6.2 Effect of Termination. If any party hereto terminates this Agreement pursuant to Section 6.1 above, all rights and obligations of the parties hereunder shall terminate without any liability of any party to the other party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained herein shall survive any such termination.

VII.   GENERAL PROVISIONS.

   7.1 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties concerning the subject matter hereof and supersedes any and all prior negotiations, understandings or agreements in regard thereto.

   7.2 Applicable Law. This Agreement shall be construed in accordance and governed by the laws of the State of Nevada.

   7.3 Notices. Unless otherwise changed by notice given in accordance with this provision, any notice or other communications required or permitted herein shall be deemed given if delivered personally or sent by certified mail, postage prepaid, return receipt requested, addressed to the other parties at the addresses set forth above or, in the case of the Shareholders, at the address set forth their signature.

   7.4 Waiver. All rights and remedies under this Agreement are cumulative and are not exclusive of any other rights and remedies provided by law. No delay or failure in the exercise of any right or remedy arising under this Agreement shall operate as a waiver of any subsequent right or remedy subsequently arising under this Agreement.

   7.5 Survival of Provisions. All agreements, representations, covenants and warranties on the part of the parties contained herein or in any instrument executed and delivered in connection herewith shall survive closing of this Agreement and any investigation at any time made with respect thereto.

   7.6 Attorney's Fees. In the event of litigation for enforcement of the terms of this Agreement or to enforce any remedy hereunder, the prevailing party shall be entitled to recover from the other party any and all costs and expenses, including reasonable attorney's fees, as may be incurred.

   7.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and assigns.

   7.8 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

   7.9 Execution by Facsimile. Facsimile execution of this Agreement by any party is authorized and shall be binding upon all parties.

   7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original hereof.


IN WITNESS WHEREOF, this Agreement has been executed on the date first above written.

           ADVANCED HEALTHCARE TECHNOLOGIES, INC.


                           By /s/Randy Sulhoff
                         Randy Sulhoff, Its President


              NUTRATEK, INC.


By /s/Johnny Sanchez
 Johnny Sanchez, Its President


SHAREHOLDERS  AGREEMENTS AND COVENANTS

THE UNDERSIGNED, each being members of NutraTek, Inc. ("NutraTek") and representing all of the issued and outstanding ownership of NutraTek, hereby represent that they own the number of membership interests of NutraTek as set forth beneath their respective signature below and further covenant and agree to comply with, undertake to perform, and abide by, the various covenants, warranties and undertakings as set forth in Sections II, III and IV, of the foregoing Agreement and Plan of Reorganization dated October 29, 2003 by and between NutraTek, Inc. and Advanced Healthcare Technologies, Inc.

EXECUTED on the date set forth below the respective signatures.

SHAREHOLDERS:



Name:Johnny Sanchez
Percentage 51%
Date: October 29, 2003



Name: Virginia Sanchez
Percentage: 49%
Date: October 29, 2003






EXHIBIT A

THIS EXHIBIT is attached to and made a part of that certain Agreement and Plan of Reorganization dated October 29, 2003 between and among ADVANCED HEALTHCARE TECHNOLOGIES, INC. (the "Company") and NUTRATEK, INC. ("NUTRATEK")

Legal Opinion

The legal opinion shall contain the following:

The Company [NUTRATEK] is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah.

The authorized capital stock of the Company [NUTRATEK] and the shares of common stock of the Company [NUTRATEK] are as set forth in the Company's [NUTRATEK] representations. All outstanding shares of the Company's [NUTRATEK] common stock are duly and validly authorized and issued, are fully paid and nonassessable, and have not been issued in violation of any preemptive rights of stockholders, if any. To the knowledge of such counsel, there is no existing option, warrant, call, subscription, or other agreement or commitment obligating the Company [NUTRATEK] to issue or sell, or to purchase or redeem, any shares of its capital stock other than those represented by the Company [NUTRATEK] to NUTRATEK [the Company] in this Agreement.

To their knowledge, all consents or approvals by third parties required in connection with the execution and consummation of this Agreement have been duly obtained and no consents or approvals by any additional third parties or by any governmental agency are required in connection therewith.

To their knowledge, the execution of this Agreement and the transactions contemplated hereby will no result in the breach of any term or provision of, or constitute a default under, any provision or restriction of any indenture, agreement, or other instrument to which the Company [NUTRATEK] is a party or by which it is bound, nor will it conflict with the provisions of the Articles of Incorporation or Bylaws of the Company [NUTRATEK].

All corporate action (including the Board of Directors and approval by the Stockholders) required to authorize the transactions contemplated by this Agreement have been duly and properly taken.

The Agreement have been duly authorized, executed, and delivered by the Company [NUTRATEK] and constitutes a valid agreement, legally binding upon the Company [NUTRATEK} and enforceable in accordance with its terms.

The Stockholders of NutraTek have full right and power to transfer and deliver their shares pursuant to this Agreement, free and clear of any liens, encumbrances, restrictions or claims.



EXHIBIT B

THIS EXHIBIT is attached to and made a part of that certain Agreement and Plan of Reorganization dated October 29, 2003 between and among ADVANCED HEALTHCAREHOLDINGS, INC (the "Company") and NUTRATEK, INC. ("NUTRATEK")

Ownership List

The following is the name and address of each NUTRATEK shareholder, together with the number of his shares of NUTRATEKS's common stock and the number of shares of the Company's Common Capital Stock which the Company shall issue to such shareholder in accordance with the terms of the above referenced Agreement:

NutraTek Shareholder     Shares of  NUTRATEK         Shares of Company
Name and Address        Common Stock               Common Capital Stock